Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER UNDER 18 U.S.C. § 1350

I, George A. Hervey, the chief financial officer of Marvell Technology Group Ltd. (the “Company”), certify for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge,

(i)            the Annual Report of the Company on Form 10-K for the fiscal year ended January 31, 2006 (the “Report”), fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, as amended; and

(ii)        the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ GEORGE A. HERVEY
George A. Hervey Vice President and Chief Financial Officer
Date: April 13, 2006